UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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[ ]	Soliciting Material Pursuant to Section 240.14a-12

(Name of Registrant as Specified In Its Charter)

ING INVESTORS TRUST
ING VARIABLE INSURANCE TRUST

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ING EQUITIESPLUS PORTFOLIO
(800) 366-0066

ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO
(800) 992-0180

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

March 10, 2008

Dear Contract Holder/Plan Participant:

On behalf of the Board of Trustees of each of ING Investors Trust and ING Variable Insurance Trust (the "Board"), I invite you to a special meeting of shareholders ("Special Meeting") of ING EquitiesPlus Portfolio and ING VP Global Equity Dividend Portfolio (each a "Portfolio" and collectively the "Portfolios") to be held at 10:00 a.m., local time, on April 17, 2008, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the proxy statement (the "Proxy Statement"). Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Portfolios and to you as a shareholder.

At the Special Meeting, shareholders of each Portfolio will be asked to approve the Plan of Liquidation and Dissolution for such Portfolio, providing for the liquidation and dissolution of the Portfolio (each a "Proposal").

Each Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board approved each Proposal, and recommends that shareholders vote "FOR" each applicable Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take the time to read the Proxy Statement and cast your vote. It is important that your vote be received no later than April 16, 2008.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING EQUITIESPLUS PORTFOLIO
(800) 366-0066

ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO
(800) 992-0180

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

TO BE HELD ON APRIL 17, 2008

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING EquitiesPlus Portfolio and ING VP Global Equity Dividend Portfolio (each a "Portfolio"), is scheduled for April 17, 2008, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes.

At the Special Meeting, shareholders of ING EquitiesPlus Portfolio will be asked to consider and approve the following Proposal:

1. To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of ING EquitiesPlus Portfolio.

At the Special Meeting, shareholders of ING VP Global Equity Dividend Portfolio will be asked to consider and approve the following Proposal:

1. To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of ING VP Global Equity Dividend Portfolio.

Each Special Meeting is also being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on February 11, 2008 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying proxy statement. Regardless of whether you plan to attend the Special Meeting or any adjournment thereof, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, THE ENCLOSED VOTING INSTRUCTIONS CARD(S), so that a quorum will be present and a maximum number of shares may be voted. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the applicable Portfolio(s) or by voting in person at the Special Meeting.

By Order of the Board,

/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Dated: March 10, 2008

PROXY STATEMENT
March 10, 2008

ING Investors Trust ING EquitiesPlus Portfolio ING Variable Insurance Trust ING VP Global Equity Dividend Portfolio

TABLE OF CONTENTS

Introduction	1
The Proposals	5
Additional Information Regarding the Proxy Solicitation	8
Appendix A-Security Ownership of Certain Beneficial and Record Owners	A-1
Appendix B-VP Global Equity Dividend Portfolio Plan of Liquidation and Dissolution	B-1
Appendix C-EquitiesPlus Plan of Liquidation and Dissolution	C-1
Appendix D-Number of Shares Outstanding as of the Record Date	D-1

March 10, 2008

ING EquitiesPlus Portfolio
Toll Free: (800) 366-0066

ING VP Global Equity Dividend Portfolio
Toll Free: (800) 992-0180

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

__________________________________________________________

SPECIAL MEETING OF SHAREHOLDERS
Scheduled for April 17, 2008
__________________________________________________________

INTRODUCTION

Why is the Special Meeting Being Held?

The Board of Trustees (the "Board") of each of ING Investors Trust and ING Variable Insurance Trust (each a "Trust") on behalf of ING EquitiesPlus Portfolio and ING VP Global Equity Dividend Portfolio (each a "Portfolio" and together, the "Portfolios") respectively, is sending this proxy statement ("Proxy Statement"), the attached Notice of Special Meeting and the enclosed Voting Instructions Card(s) on or about March 10, 2008. At the special meeting (the "Special Meeting"), shareholders of each Portfolio will be asked to approve the Plan of Liquidation and Dissolution of such Portfolio, providing for the liquidation and dissolution of the Portfolio (each a "Proposal"). Finally, the Special Meeting is being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

This booklet includes a Proxy Statement and one Voting Instructions Card for each Portfolio in which you have an interest. It provides you with information you should review before providing voting instructions, as applicable, on the matters listed above and in the Notice of Special Meeting for each Portfolio.

Shares of each applicable Portfolio have been purchased by you through your qualified retirement plan ("Qualified Plans") or, at your direction by your insurance company, through its separate accounts ("Separate Accounts") to serve as investment options under your variable annuity contract or, if you are a qualified plan participant, through your Qualified Plan.

The words "you" and "shareholder" are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares. For a pension plan, this usually means the trustee for the plan. Shares of the Portfolios are available as investment options in variable annuity contracts issued by an insurance company ("Variable Contracts") to individuals and to sponsors of group pension and retirement plans. Shares of the Portfolios are also offered directly to certain Qualified Plans. Accordingly, the insurance companies and Qualified Plans or their trustees, as the record owners of a Portfolio's shares are, in most cases, the true "shareholders" of such Portfolio. Holders of Variable Contracts ("Variable Contract Holders") that are registered with the U.S. Securities and Exchange Commission ("SEC"), generally have the right to instruct the insurance company that issued the Variable Contract on how to vote on each Proposal set forth in this Proxy Statement for a Portfolio that they have chosen as an investment option. For certain Qualified Plans, plan trustees generally exercise rights and, depending on the plan, plan participants may provide instructions on how to vote shares. Therefore, references to "you" or "shareholders" throughout the proxy materials usually means the persons who can decide how to vote on a Proposal, which includes Variable Contract Holders, and may include pension plan trustees, and in some instances, plan participants where they have the right to provide instructions on the shares owned through the plan.

Who is asking for my vote?

The Board is soliciting your vote, where applicable, for a special meeting of each Portfolio's shareholders.

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Who is eligible to vote?

Shareholders holding an investment in shares of the applicable Portfolio as of the close of business on February 11, 2008 (the "Record Date") are eligible to vote or instruct their insurance company or plan trustee as to how to vote their shares.

As of the Record Date, no person owned beneficially more than 5% of any class of either Portfolio, except as set forth in Appendix A. To the best of each Trust's knowledge, as of the Record Date, no trustee owned beneficially more than 1% of any class of either Portfolio.

How do I vote?

Variable Contract Holders can instruct their insurance company through which they hold a beneficial interest in a Portfolio as to how to vote by completing, signing and returning the enclosed Voting Instructions Card(s) promptly in the enclosed envelope(s), or by attending the Special Meeting in person and voting. Joint owners should each sign the Voting Instructions Card(s).

Shares of the Portfolios are sold to Separate Accounts and are used as investment options under Variable Contracts. Variable Contract Holders who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. An insurance company that uses a Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holders fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account, even if only a small number of Variable Contract Holders provide voting instructions. The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

Shares of the Portfolios are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes a Portfolio as an investment option, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants who have an interest in the Portfolio. With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolios and the number of shares for which instructions may be given for purposes of voting at the

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Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card(s) originally sent with the Proxy Statement or attend the Special Meeting in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, insurance companies, trustees/custodians, Qualified Plans or participants are described as shareholders for purposes of this Proxy Statement. Shareholders can vote by completing, signing and returning the enclosed Voting Instructions Card(s) promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions outlined on your Voting Instructions Card(s). These options require shareholders to input a control number, which is located on your Voting Instructions Card(s). After entering this number, shareholders will be prompted to provide their voting instructions on each applicable Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions. Joint owners must each sign the Voting Instructions Card(s).

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Voting Instructions Card(s) sent with the Proxy Statement or attend the Special Meeting in person.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on April 17, 2008, at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 366-0066 for ING EquitiesPlus Portfolio and (800) 992-0180 for ING VP Global Equity Dividend Portfolio, as applicable.

How can I obtain more information about the Portfolios?

Additional information about each Portfolio is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders. Copies of each Portfolio's annual and semi-annual reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports. You can obtain copies of those reports, without charge, by writing to ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, or by calling (800) 366-0066 for ING EquitiesPlus Portfolio or (800) 992-0180 for ING VP Global Equity Dividend Portfolio, as applicable.

How does the Board recommend that I vote?

The Board recommends that shareholders vote "FOR" each applicable Proposal.

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THE PROPOSALS

APPROVAL OF THE PLANS OF LIQUIDATION AND DISSOLUTION OF ING EQUITIESPLUS PORTFOLIO AND ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO

What is each Proposal?

At the Board's January 31, 2008 meeting, the Board, including those trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), approved the proposed liquidation and dissolution plans of ING EquitiesPlus Portfolio and ING VP Global Equity Dividend Portfolio and directed that each liquidation plan, providing for the liquidation and dissolution of each Portfolio, be submitted to the Portfolios' respective shareholders for approval. Copies of the liquidation plans, which provide for the complete liquidation of all assets of the Portfolios, are attached to this Proxy Statement as Appendix B and Appendix C.

What are the reasons for the proposed liquidation and dissolution of the Portfolios?

ING VP Global Equity Dividend Portfolio and ING EquitiesPlus Portfolio commenced operations on April 28, 2000 and April 28, 2006, respectively. The Portfolios are insurance-dedicated funds that are offered through ING's Variable Annuity ("VA") distribution platform.

Since inception, the Portfolios have been less popular with the public than originally anticipated. Public ownership of the Portfolios is very limited, sales have been weak, and the VA distribution platform does not anticipate any future prospects for gathering assets for these Portfolios. Moreover, ING VP Global Equity Dividend Portfolio has been closed to new investment through the VA distribution platform since May 2006 due to the lack of investor interest.

To illustrate, as of December 31, 2007, the Portfolios' assets under management were as follows:

Total Assets ($MM)
ING VP Global Equity Dividend Portfolio	$51.4
ING EquitiesPlus Portfolio	$104.9

As illustrated in the above table, the asset sizes of the Portfolios are small. Management does not anticipate that these Portfolios will be able to attract sufficient additional assets in the foreseeable future to maintain viability nor does Management anticipate offering any of the Portfolios through new insurance or retirement products. Furthermore, Management determined that maintaining the Portfolios at their current asset levels would not be beneficial in the long-term to shareholders. For example, the small asset base of the Portfolios makes it difficult for each Portfolio to take large positions in potentially attractive investment opportunities. Consequently, Management determined that action should be taken to address the small asset sizes of the Portfolios.

In evaluating alternatives for the Portfolios, Management considered reorganization and liquidation options for the Portfolios. Management analyzed a possible merger of the Portfolios with other funds in the ING Funds complex and concluded that due to the unique investment strategy pursued by each Portfolio, there was no appropriate acquiring fund partner for a merger. Accordingly, Management recommended and the Board agreed that liquidation and dissolution of the Portfolios represents the most favorable course of action.

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How are the proposed liquidation plan and related transactions to be effected if a Portfolio's shareholders approve the Proposal?

If a liquidation plan is approved by the respective Portfolio's shareholders, the liquidation plan will be effective on or about April 28, 2008 ("Effective Date"). As soon as practicable, but in no event later than April 26, 2008 (the "Liquidation Period"), such Portfolio will be liquidated in accordance with the terms of its liquidation plan. All portfolio securities of the Portfolios not already converted to cash or cash equivalents will be converted to cash or cash equivalents.

During the Liquidation Period, each Portfolio will pay, discharge, or otherwise provide for the payment or discharge of, any and all its liabilities and obligations of the Portfolio. If a Portfolio is unable to pay, discharge or otherwise provide for any of its liabilities during its Liquidation Period, such Portfolio may: (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio's books as of the Liquidation Date (as defined below); and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio on the Portfolio's books.

Upon termination of the Liquidation Period (the "Liquidation Date"), each Portfolio's assets will be distributed ratably among its respective shareholders of record in one or more cash payments. The proportionate interests of shareholders in the assets of a Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on April 26, 2008. Effective April 26, 2008, the Portfolios' books will be closed and subject to applicable law, the shareholders' respective interests in a Portfolio will not be transferable or redeemable. The first distribution of a Portfolio's assets is expected to consist of cash representing substantially all the assets of the Portfolio, less the amount reserved to pay creditors of the Portfolio, if any.

Each Portfolio is only available through variable annuity products, and prior to the proposed liquidation shareholders will be provided an opportunity to transfer their assets to the other portfolios available in their variable annuity product. In the event that shareholders approve the liquidation plan of their respective Portfolio, and a shareholder does not select a new investment option prior to a Portfolio's Liquidation Date, the proceeds will be placed in the ING Liquid Assets Portfolio, a money market fund. Each Portfolio's shareholders have other portfolio options through their variable annuity platforms. If you are a shareholder in a Portfolio, please consult the product supplement dated February 14, 2008 or call (800) 366-0066 for more information on other investment options available to you and instructions on how to transfer your value.

After consulting with the insurance company that issued the pertinent Variable Contracts, Management has advised that the liquidation of a Portfolio will not have an impact on a Variable Contract Holder's right to transfer contract values among and between other investment options offered under their Variable Contracts. A Variable Contract Holder would be able to transfer contract values out of any sub-account invested in a Portfolio free of any otherwise applicable transfer charges at any time without that transfer counting as one of a limited number of free transfers permitted during any period. Any transfers made pursuant to transfer instructions out of ING Liquid Assets Portfolio, a money market fund, received within 30 days after the Liquidation Date, will be made free of any charges and will not count as one of a limited number of free transfers permitted during any period. After consulting with the insurance company that issued the pertinent Variable Contracts, Management has advised that the liquidation of the Portfolios will not alter a Variable Contract Holder's rights or the obligations of the insurance company to that Variable Contract Holder. In addition, if a liquidation plan is adopted, Variable Contract Holders will continue to have the same rights they previously had to withdraw contract values allocated to the

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respective Portfolios under their Variable Contracts. Withdrawal of contract value may involve other charges and other adverse consequences under the terms of the Variable Contracts, and Variable Contract Holders should consult the prospectus for their Variable Contract.

Are there any Federal income tax consequences?

Liquidation of the Portfolios will not result in tax implications for the Portfolios or the Variable Contract Holders because the Portfolios are held in variable annuity products. However, withdrawals of contract value from a Variable Contract may have adverse tax consequences, and you should consult your tax adviser before making such withdrawals.

Who pays the costs of the Portfolios' liquidations?

ING Investments, LLC ("ING Investments" or the "Adviser"), the Portfolios' investment adviser, or an affiliate, will bear the costs of each Portfolio's liquidation including the expense of soliciting each Portfolio's shareholders for approval of each Portfolio's liquidation plan. However, the Portfolios will bear the transaction costs (i.e., commissions) associated with the liquidation of the Portfolios' securities.

What is the required vote?

Approval of the applicable Proposal by such Portfolio's shareholders requires an affirmative vote of a majority of the votes cast that are entitled to vote on this proposal.

What happens if a Portfolio's shareholders do not approve the Proposal?

If a Portfolio's shareholders do not approve the applicable Proposal, the Portfolio will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that each Proposal is in the best interests of the Portfolios and their respective shareholders. In making this determination, the Board took into account materials presented to the Board in advance of its January 31, 2008 meeting, including a memorandum from Management discussing Management's rationale for proposing each liquidation plan of the Portfolios. After consideration of these materials and factors and information it considered relevant, the Board, including all of the Independent Trustees present at the Board's January 31, 2008 meeting, approved each Proposal and voted to recommend its approval to shareholders of each Portfolio. The Board is recommending that shareholders vote "FOR" each Proposal to approve the liquidation plan of their respective Portfolio.

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ADDITIONAL INFORMATION REGARDING THE PROXY SOLICITATION

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Voting Instructions Card(s). If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Voting Instructions Card(s) but did not vote on the applicable Proposal, the persons named as proxies will vote on the applicable Proposal as recommended by the Board, except as described under "What are the voting rights and the quorum requirements?"

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I want to attend the Special Meeting and vote in person. How do I do this?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

What are the voting rights and the quorum requirements?

February 11, 2008 has been chosen by the Board as the Record Date. Each share of each class of each Portfolio is entitled to one vote and each fractional share of each class is entitled to a proportionate fractional vote. A Portfolio's shareholders at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting, and any adjournment(s) or postponements thereof, with respect to their shares owned as of the Record Date.

The presence of thirty percent of the outstanding shares on the Record Date present in person or represented by proxy constitutes a quorum for ING Investors Trust for the transaction of business at the Special Meeting with respect to ING EquitiesPlus Portfolio. The presence of one-third of the shares entitled to vote on the Record Date present in person or represented by proxy constitutes a quorum for ING Variable Insurance Trust for the transaction of business at the Special Meeting with respect to ING VP Global Equity Dividend Portfolio.

A shareholder vote may be taken on each Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to each Proposal. For each Trust, a majority of the shareholders present in person or proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event that a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes. The persons named in the enclosed proxies will vote (1) in favor of such adjournment with respect to those proxies in which they are entitled to vote in favor of any Proposal that has not been adopted; (2) against any adjournments with respect to those proxies in which they are required to vote against any Proposal that has not been adopted; and (3) will not vote any proxies that direct them to abstain from voting on any Proposal.

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If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  However, any abstentions or broker non-votes will be voted against an adjournment. Whether an abstention or broker non-vote is counted as a vote against a Proposal depends on the specifics of the Proposal, any relevant provision of a Trust's organizational documents, and the relevant state law.

With respect to the applicable Proposal, ING Investors Trust counts abstentions as votes against while broker non-votes are disregarded. For ING Variable Insurance Trust, both abstentions and broker non-votes are disregarded.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the applicable Portfolio a written revocation or a duly executed Voting Instructions Card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Voting Instructions Card will vote as directed by the shareholder under the Voting Instructions Card, but the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the applicable Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the service providers to the Portfolios?

ING Investments serves as investment adviser to the Portfolios. ING Funds Distributor, LLC (the "Distributor") serves as the Portfolios' distributor and ING Funds Services, LLC (the "Administrator") serves as the Portfolios' administrator. The principal office of the Adviser, the Distributor and the Administrator, is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The Adviser, the Distributor and the Administrator, are all indirect, wholly owned subsidiaries of ING Groep N.V. ("ING Groep"), which is located at Amstelveensesweg 500 1081 KL Amsterdam, P.O. Box 810,1000 AV Amsterdam, The Netherlands and are affiliated with one another. ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

May shareholders send communications to the Board?

Shareholders may send communications to the Board, a Committee thereof, or an individual trustee. Such communications should be sent to the Portfolios' Secretary at the address on the front of this Proxy Statement.

Can shareholders submit proposals for consideration in a proxy statement?

The Trusts are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal unrelated to the election of trustees or a shareholder proposal concerning the election of trustees for any registrant to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

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In order that your vote at the Special Meeting may be counted, prompt execution and return of the enclosed Voting Instructions Card(s) is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Voting Instructions Card(s).

/s/ Huey P. Falgout, Jr.

Huey P. Falgout, Jr.
Secretary

March 10, 2008
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
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APPENDIX A

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio's outstanding shares as of February 11, 2008:

ING EQUITIESPLUS PORTFOLIO

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.9% Class A; 97.9% Class I; Beneficial	0.0%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.8% Class S; 99.9% Class S2; Beneficial	99.8%

*

Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.4%; Beneficial	99.4%

*

Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

A-1

APPENDIX B

ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution of Series (the "Plan") is made by ING Variable Insurance Trust (the "Trust"), a Delaware statutory trust, with respect to ING VP Global Equity Dividend Portfolio (the "Series"), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust. The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all provisions of Delaware law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and the Trust's Amended Trust Instrument dated the 15th day of July, 1999, as amended (the "Trust Instrument").

WHEREAS, the Trust's Board of Trustees (the "Trustees") have determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and

WHEREAS, at a meeting of the Trustees on January 31, 2008, this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Delaware law and the Trust's Trust Instrument, including but not limited to, Section 2.6 of the Trust Instrument was considered and adopted.

NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.

1.

Effective Date of Plan. This Plan shall become effective with respect to the Series on April 28, 2008 (the "Effective Date"). This Plan shall not become effective if it has not been adopted by a majority of the Trustees of the Trust.

2.	Liquidation. As soon as practicable following the Effective Date, the Series shall be liquidated in accordance with Section 331 of the Code (the "Liquidation").

3.

Cessation of Business. Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Series' assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Series may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4.

Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Series shall be fixed on the basis of their respective shareholdings at the close of business on April 26, 2008. On such date, the books of the Series shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the state of Delaware or otherwise, the shareholders' respective interests in the Series' assets shall not be transferable or redeemable.

B-1

5.

Liquidation of Assets. As soon as it is reasonable and practicable, but in no event later than April 26, 2008 (the "Liquidation Period"), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6.

Liabilities. During the Liquidation Period, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series. If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the Liquidation Period, the Series may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Series on the Series' books as of the Liquidation Date (as defined in paragraph 7), including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Series on the Series' books.

7.

Distribution to Shareholders. Upon termination of the Liquidation Period (the "Liquidation Date"), the Series' assets will be distributed ratably among the Series' shareholders of record in one or more cash payments. The value of such cash payments shall be allocated to ING Liquid Assets Portfolio. The first distribution of the Series' assets is expected to consist of cash representing substantially all the assets of the Series, less the amount reserved to pay creditors of the Series.

If the Trustees are unable to make distributions to all of the Series' shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Trustees may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.

8.

Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Series receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

	a.	The Trust will determine the shareholders of record of the Series as of the Effective Date of the Plan.

b.

The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Series (net of all expenses associated with effecting the disposition of such cash or distribution).

B-2

	c.	The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash or distribution.

d.

If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the net assets of each series.

9.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Series all of the Series' investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.

Powers of Trustees. The Trustees and, subject to the direction of the Trustees, the officers of the Trust, shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.

Amendment of Plan. The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series' net assets to its shareholders in accordance with the laws of the state of Delaware, the 1940 Act, the Code, and the Trust Instrument, if the Trustees determine that such action would be advisable and in the best interests of the Series and its shareholders.

12.

Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Series.

13.

Filings. As soon as practicable after the final distribution of the Series' assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Trust's Trust Instrument, Delaware law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series' final income tax returns, Forms 966, 1096 and 1099.

B-3

14.

Further Assurances. The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15.	Governing Law. This Plan shall be governed and construed in accordance with the laws of the state of Delaware.

ING VARIABLE INSURANCE TRUST
on behalf of ING VP Global Equity Dividend Portfolio

By: /s/ Todd Modic
Todd Modic
Senior Vice President,
Chief/Principal Financial Officer
and Assistant Secretary

B-4

APPENDIX C

ING EQUITIESPLUS PORTFOLIO PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution of Series (the "Plan") is made by ING Investors Trust (the "Trust"), a Massachusetts business trust, with respect to ING EquitiesPlus Portfolio (the "Series"), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust. The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all provisions of Massachusetts law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and the Trust's Amended and Restated Declaration of Trust dated the 26th day of February, 2002, as amended (the "Declaration of Trust").

WHEREAS, the Trust's Board of Trustees (the "Trustees") have determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and

WHEREAS, at a meeting of the Trustees on January 31, 2008, this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Massachusetts law and the Trust's Declaration of Trust, including but not limited to, Section 11.2 of the Declaration of Trust was considered and adopted.

NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.

1.

Effective Date of Plan. This Plan shall become effective with respect to the Series on April 28, 2008 (the "Effective Date"). This Plan shall not become effective if it has not been adopted by a majority of the Trustees of the Trust.

2.	Liquidation. As soon as practicable following the Effective Date, the Series shall be liquidated in accordance with Section 331 of the Code (the "Liquidation").

3.

Cessation of Business. Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Series' assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Series may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4.

Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Series shall be fixed on the basis of their respective shareholdings at the close of business on April 26, 2008. On such date, the books of the Series shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders' respective interests in the Series' assets shall not be transferable or redeemable.

C-1

5.

Liquidation of Assets. As soon as it is reasonable and practicable, but in no event later than April 26, 2008 (the "Liquidation Period"), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6.

Liabilities. During the Liquidation Period, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series. If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the Liquidation Period, the Series may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Series on the Series' books as of the Liquidation Date (as defined in paragraph 7), including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Series on the Series' books.

7.

Distribution to Shareholders. Upon termination of the Liquidation Period (the "Liquidation Date"), the Series' assets will be distributed ratably among the Series' shareholders of record in one or more cash payments. The value of such cash payments shall be allocated to ING Liquid Assets Portfolio. The first distribution of the Series' assets is expected to consist of cash representing substantially all the assets of the Series, less the amount reserved to pay creditors of the Series.

If the Trustees are unable to make distributions to all of the Series' shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Trustees may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.

8.

Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Series receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.	The Trust will determine the shareholders of record of the Series as of the Effective Date of the Plan.

b.

The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Series (net of all expenses associated with effecting the disposition of such cash or distribution).

C-2

c.	The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash or distribution.

d.

If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the net assets of each series.

9.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Series all of the Series' investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.

Powers of Trustees. The Trustees and, subject to the direction of the Trustees, the officers of the Trust, shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.

Amendment of Plan. The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series' net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the Declaration of Trust, if the Trustees determine that such action would be advisable and in the best interests of the Series and its shareholders.

12.

Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Series.

13.

Filings. As soon as practicable after the final distribution of the Series' assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Trust's Declaration of Trust, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series' final income tax returns, Forms 966, 1096 and 1099.

C-3

14.

Further Assurances. The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15.	Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

ING INVESTORS TRUST
on behalf of ING EquitiesPlus Portfolio

By: /s/ Todd Modic
Todd Modic
Senior Vice President,
Chief/Principal Financial Officer
and Assistant Secretary

C-4

APPENDIX D

NUMBER OF SHARES OUTSTANDING AS OF
THE RECORD DATE

ING EquitiesPlus Portfolio

Class		Number of Shares
S2		3,243.2150
S		10,013,746.1400
I		94.1190
A		94.2930

	Total	10,017,177.7670

ING VP Global Equity Dividend Portfolio

Class		Number of Shares
N/A		5,925,795.2350

	Total	5,925,795.2350

D-1

[LOGO OF ING]
FUNDS
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
3 EASY WAYS TO VOTE YOUR PROXY
VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.
VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.
VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.
If you vote via phone or the Internet, you do not need to return your Proxy Ballot.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
ING EQUITIESPLUS PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the "Portfolio"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on April 17, 2008, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.
Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

____________________________	____________________________
Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED
THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:
1. To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of ING EquitiesPlus Portfolio.
For [ ]	Against [ ]	Abstain [ ]
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.
VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.
VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting Instructions Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON April 17, 2008
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the "Portfolio") attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

____________________________	____________________________
Signature (s) (if held jointly)	Date

 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer's office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1. To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of ING EquitiesPlus Portfolio.
For [ ]	Against [ ]	Abstain [ ]

PLEASE SIGN AND DATE ON THE REVERSE SIDE

[LOGO OF ING]
FUNDS
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
3 EASY WAYS TO VOTE YOUR PROXY
VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.
VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.
VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.
If you vote via phone or the Internet, you do not need to return your Proxy Ballot.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the "Portfolio"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on April 17, 2008, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.
If no specification is made, the proxy will be voted "FOR" the proposal.
Please vote, date and sign this proxy and return it promptly in the enclosed envelope.
____________________________	____________________________
Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED
THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:
1. To approve the Plan of Liquidation and Dissolution providing for the liquidation and dissolution of ING VP Global Equity Dividend Portfolio.
For [ ]	Against [ ]	Abstain [ ]

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.
VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.
VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting Instructions Card and return in the envelope provided.
If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON April 17, 2008

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the "Portfolio") attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

____________________________	____________________________
Signature (s) (if held jointly)	Date

 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer's office.  If a partner, please sign in the partnership name. Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:
1. To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of ING VP Global Equity Dividend Portfolio.

For [ ]	Against [ ]	Abstain [ ]
PLEASE SIGN AND DATE ON THE REVERSE SIDE